EXHIBIT 10.1

CERTIFICATE OF CORPORATE SECRETARY

FORCE PROTECTION, INC.

I, the undersigned, hereby certify that (i) I am the duly appointed secretary of Force Protection Inc. a Nevada corporation (the “Company”); (ii) I am duly authorized to execute this Certificate for and on behalf of the Company; and (iii) based upon my personal knowledge, I confirm that on the dates listed below the Board of Directors of the Company, granted to several of its employees the following compensation:

Name of Employee	Number of Options	Grant Date	Issue Date	Vesting Date	Exercise Price
Mike Aldrich	125,000	4/15/2005	4/15/2005	4/15/2006	$1.50
Patrick Clucas	1,000	4/15/2005	4/15/2005	4/15/2006	$1.50
Scott Cook	1,000	4/15/2005	4/15/2005	4/15/2006	$1.50
Tim David	7,000	4/15/2005	4/15/2005	4/15/2006	$1.50
Mark Edwards	125,000	4/15/2005	4/15/2005	4/15/2006	$1.50
Murray Hammick	83,333	4/15/2005	4/15/2005	2/1/2007	$1.50
Gordon Hill	15,000	4/15/2005	4/15/2005	4/15/2006	$1.50
Vernon Joynt	83,333	4/15/2005	4/15/2005	4/15/2006	$1.50
Derek Parker	15,000	4/15/2005	4/15/2005	4/15/2006	$1.50
James White	1,000	4/15/2005	4/15/2005	4/15/2006	$1.50
Audrey Pounder	2,500	5/20/2006	6/17/2004	6/17/2004	$2.40
Audrey Pounder	4,348	5/20/2006	6/17/2004	6/17/2005	$1.38
Audrey Pounder	1,277	5/20/2006	6/17/2004	6/17/2006	$4.70

All vested stock options granted above can be exercised at any time after vesting and must be exercised within 90 days from the date of leaving Company employment or they will be cancelled.

In addition, the following grants were made during 2006.

Name of Director:	Number of Shares
Jack Davis	5,000
Michael Moody	2,500

In Witness Whereof, I have executed this Certificate as of the date set forth below:

Date: January 10, 2007

/s/ R. Scott Ervin

R. Scott Ervin
Company Secretary